[LOGO]    The Guardian(R)


          The Guardian
          Insurance & Annuity
          Company, Inc.

          A wholly owned subsidiary of
          The Guardian Life Insurance
          Company of America

          Semiannual Report
          to Contractowners

          [LOGO]
          Value Guard


          The Guardian/Value Line
          Separate Account


          Executive Offices
          201 Park Avenue South
          New York, NY 10003

          Customer Service Office
          P.O. Box 26210
          Lehigh Valley, PA 18002-6210
          1-800-221-3253


          June 30, 1995

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Table of Contents

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Performance Summary                                                   2
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Letter to Shareholders                                                3
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The Guardian Park Avenue Fund                                         4
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Financials
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  The Guardian/Value Line Separate Account                            8
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  The Guardian Park Avenue Fund                                      14
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

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Performance Summary


                                ------------------------------------------------
                                Investment Option                  Total Return*
                                -----------------                  -------------
                                The Guardian Park Avenue Fund ..........  19.94%
                                Value Line Leveraged Growth Investors ..  21.53%
                                Value Line Special Situations Fund .....  16.08%
                                Value Line Fund ........................  16.02%
                                Value Line Income Fund .................  13.04%
                                Value Line U.S. Govt. Securities Fund ..   9.05%
                                Value Line Cash Fund ...................   2.20%
                                ================================================
                                Fixed-Rate Option
                                ------------------
                                   The annual  rate of   interest   for  amounts
                                deposited or renewed (on a contract anniversary) in the Fixed-Rate Option for the period January 1, 1995 to June 30, 1995 was 5.50 percent.

                                   Rates  paid  by  the  Fixed-Rate  Option  are
                                subject to change at any time, and may be higher or lower for new deposits or renewals, but are guaranteed from the date of deposit or renewal to the next contract anniversary.
                                ------------------------------------------------


* The chart above shows the total returns for each investment option under Value Guard based on the percentage change in unit values during the period January 1, 1995 through June 30, 1995. In contrast to the returns presented elsewhere, changes in unit values reflect the effects of mortality and expense risk charges as well as each option's expenses to give you a better picture of an investment option's performance under the contract. Total return performance figures stated above do not, however, reflect the annual contract administration charge or possible withdrawal charges. Deduction of these amounts would reduce the stated total returns. Past performance is not a guarantee of future results. You will receive semiannual reports for the Value Line funds available under Value Guard shortly.

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                                       2

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Dear Contractowner:


[Photo of Arthur V. Ferrara]



Arthur V. Ferrara


On the Economy

     The first half of 1995 was a period of transition for both the U.S. and global economies and financial markets.

     The slowing economy in the U.S. and the expectation of Federal Reserve easing of interest rates have been very supportive of the markets during the first half of 1995.

     The  current   conventional  wisdom  is  that  real  economic  growth  will strengthen during the third quarter and fourth quarters. If such expectations are realized, the Fed will have accomplished a "soft landing."

     Abroad, the global economy was one of moderate growth with mild inflationary forces. Consistent with their economies, the stock market returns in the United Kingdom, Germany, and Japan were weak during the first six months of 1995 when compared, in U.S. dollar terms, to the U.S. stock market.


On Our Financial Strength

     Once again, we are proud to report that as of June 30, 1995, both The Guardian Insurance & Annuity Company (GIAC), issuer of Value Guard, and its parent, The Guardian Life Insurance Company of America, continue to enjoy the highest ratings available from four of the nation's leading insurance company evaluators: Moody's (Aaa), Standard & Poor's (AAA), A.M. Best (A++), and Duff & Phelps (AAA). Although these ratings do not apply to Value Guard's underlying variable investment options, which are subject to the risks of investing in securities, GIAC's triple-A ratings reflect its ability to meet its guarantee of the contract's Fixed-Rate Option and pre-retirement death benefit.

     Thank you for continuing to invest for your future through GIAC.


Regards,


/s/  Arthur V. Ferrara
Arthur V. Ferrara, CLU
Chairman of the Board & Chief Executive Officer
The Guardian Insurance & Annuity Company

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                                       3

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The Guardian Park Avenue Fund


[Photo of Charles E. Albers, Portfolio Manager]

Q. How did the Fund perform during the first six months of 1995?

A. The Guardian Park Avenue Fund performed very well during the first six months of 1995. During this period, the Fund had a total return of 20.53 percent.* The Fund slightly outperformed the S&P 500 Index, which had a total return of 20.11 percent.#

   Of course, the longer-term results are more significant for investors who are seeking to build wealth over time. From this perspective, The Guardian Park Avenue Fund has also done well over longer time periods. For the five- and ten-year periods ended June 30, 1995, average annual total returns were 15.50 percent and 15.36 percent, respectively.* As the chart below indicates, based on total returns, for the periods ended June 30, 1995, the Fund outperformed its Lipper peer group--the group of mutual funds with investment objectives and policies similar to those of the Fund, over the one-, five-, and ten-year periods. The Fund ranked in the top fifteen percent of the Lipper Growth Funds category for both the five- and ten-year periods and in the top half for the one-year period.+

                The Guardian Park Avenue Fund beats Lipper Growth
                       Funds Average Annual Total Returns
                          for One, Five, and Ten Years

   [The table below was represented as a line graph in the printed material.]

                                   1 Year         5 Years        10 Years
                                   ------         -------        --------
The Guardian Park Avenue Fund      23.77%         15.50%          15.36%
Lipper Growth Funds Category       22.14%         11.22%          13.01%


Q. What strategies did you use during
this period?

A. For many years, our fundamental strategic approach to portfolio management has been a hybrid: It combines a quantitative stock selection system as well as fundamental judgments about the market sectors and individual securities. Together these two elements work in a synergistic fashion. It is a "top-down plus bottom-up" approach. Portfolio manager judgment comes into play from the top down, making the strategic positioning decisions for the Fund's portfolio, while the stock scoring system helps identify individual securities in the particular sectors that the portfolio manager has selected. Let me explain a little bit more.

   Our proprietary stock scoring system, which we have been continuously developing and refining since 1972, helps us locate attractive stocks. We follow a universe of approximately 1,300 stocks and create a score for each stock weekly. Using the stock's score, we determine the relative attractiveness of buying, holding, and selling each security in our portfolio. The other essential element of our process is portfolio manager judgment. This comes into play as the portfolio manager, among other things, determines the portfolio allocation between large-cap and small-cap segments of the market; determines the portfolio


--------------------------------------------------------------------------------
* Total return figures shown are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return figures do not take into account any sales charges that an investor may incur when purchasing shares of the Fund.

# The S&P 500 Index is an unmanaged index that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for investment and its returns do not reflect any sales charges which an investor may have to pay when purchasing shares of a fund.

+ Lipper rankings were reported in Lipper's Mutual Funds Performance Analysis Special Report, 2nd Quarter 1995. Rankings for the periods ended June 30, 1995 illustrate the Fund vs. other growth funds in the specified period. The Fund ranked 18 out of a field of 145 growth funds over a ten-year period, 26 out of 230 for the five-year period and 203 out of 516 for the one-year period. Lipper rankings are based on total return and do not take into account any deductions for sales loads.

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                                       4

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allocation  between  different  economic  sectors,  such as  energy,  financial, technology, etc.; and develops procedures to guide portfolio rebalancing.

   Both aspects of our approach contributed to our good relative investment performance during the first half of 1995. In general, the stock scoring system successfully distinguished the better and poorer performing stocks. Although all areas of the stock market did well this half of the year (even the stocks in our bottom-ranked quintile had an average gain of 14.9 percent), the stocks that were ranked in our top quintile showed an average gain of 20.4 percent. The stock scoring system was clearly a valuable tool that enhanced portfolio performance during this period.

   The portfolio manager's judgment also contributed to the above-average results. Our judgment on major issues during this period was pretty good. For example, the Fund was substantially overweighted in technology during the period, and it was the best performing sector of the twelve which we monitor. At the same time, the portfolio was substantially under-weighted in utility company shares, and that sector substantially underperformed in the market. Also, during the first quarter of 1995, we surmised that the continuing decline in the external value of the U.S. dollar would be an important stimulant for the shares of U.S. companies with sizable global exposure. As a result, we moved a significant portion of the portfolio into shares of these companies, which were generally large-cap companies in either the technology or consumer nondurable sectors. The move turned out very favorably, as many of those stocks were market leaders during the balance of the first half of the year. We believe the theme of large-cap growth-type companies leading the market is likely to continue through the balance of 1995 and we will continue to move the portfolio in this direction.

Q.  What is your outlook on the economy?

A. The Federal Reserve has attempted to engineer a "soft landing" of the U.S. economy in 1995, in order to contain inflationary pressures. At this point, it appears that they have been generally successful. By "soft-landing," we mean two or more successive quarters where real gross domestic product grows at less than a two-percent rate and where a recession is avoided. Currently, it appears that somewhat more rapid growth may resume in the fourth quarter of 1995 and continue into 1996.

   Looking forward for the next five years, we believe that two major areas of growth stand out: first, high-tech capital equipment including exports of high-tech capital goods; and second, consumer spending on healthcare, travel, and recreation.

Q.  What about the stock market?

A. Prospects for further stock market gains in the years ahead seem promising. As the generation of "baby-boomers" ages, and their retirement financing needs become more clear to them, the flow of money into the stock market seems likely to increase. This investing may take many forms: direct, mutual funds, 401(k) plans, pension plans, etc. Corporate stock buy-backs have also become an important driving force in the marketplace, and the flow of funds from outside the U.S. seems likely to increase. When you combine these factors with the effects of an accommodating monetary policy and a reasonable level of stock valuation, we believe that the basic conditions exist for potentially continuing the bullish stock market.

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                                        5

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The Guardian Park Avenue Fund Profile

Objective:   Long-term growth of capital
--------------------------------------------
Portfolio:   At least 80% common stocks and
             securities convertible into
             common stocks
--------------------------------------------
Inception:   6/1/72
--------------------------------------------
Net Assets at June 30, 1995:  $820,272,305
--------------------------------------------


   "Some portfolio managers try to get the market to conform to their theories. We believe it is more fruitful to simply perceive the 'way of the universe,' and then get ourselves--and our portfolio--aligned with it."

                                                        -- Charles E. Albers


Comparison of Common Stocks Held by the Fund and the S&P 500 by Economic Sector

The two sectors where the Fund had a significant overweighting versus the S&P 500 were technology and basic industry. The overweighting in technology was an important aid to performance in the first half of 1995.

   [The tables below were represented as pie graphs in the printed material.]

                                  The Guardian
                                Park Avenue Fund
                                ----------------
                              Utilities - 0.08%
                              Other - 15.69%
                              Financial - 13.10%
                              Consumer Staples - 8.61%
                              Energy - 12.14%
                              Technology - 28.02%
                              Basic Industries - 15.58%
                              Capital Goods - 6.78%

                                     S&P 500
                                     -------
                              Utilities - 11.71%
                              Other - 17.78%
                              Consumer Staples - 20.94%
                              Energy -  9.95%
                              Technology - 15.52%
                              Financial - 11.45%
                              Basic Industries - 7.21%
                              Capital Goods - 5.44%


--------------------------------------------------------------------------------
Portfolio Composition

   The Guardian Park Avenue Fund portfolio holds approximately 250 securities in a variety of economic sectors. The portfolio manager's goal is to position the portfolio for consistent performance in both "bull" and "bear" markets.

   [The table below was represented as a pie graph in the printed material.]

               Fixed Income (Including Convertibles)     1.3%
               Cash & Cash Equivalents                   7.6%
               Common Stocks                            91.1%

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                                       6

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Growth of a Hypothetical Investment

   [The table below was represented as a line graph in the printed document.]

                       The Guardian
                        Park Avenue          S&P 500          Consumer Price
                           Fund               Index                Index
                       ------------         ----------        --------------
        Jun-72           $9,352.32           $9,791.00           $10,072.46
        Jun-73           $7,757.72           $9,801.92           $10,676.33
        Jun-74           $8,094.75           $8,376.17           $11,835.75
        Jun-75          $10,222.18           $9,724.17           $12,922.71
        Jun-76          $12,926.28          $11,077.06           $13,695.65
        Jun-77          $15,548.55          $11,106.53           $14,613.53
        Jun-78          $17,952.63          $11,100.41           $15,700.48
        Jun-79          $20,459.31          $12,582.63           $17,439.61
        Jun-80          $24,637.29          $14,721.83           $19,927.54
        Jun-81          $30,553.08          $17,725.62           $21,859.90
        Jun-82          $28,221.25          $15,681.66           $23,429.95
        Jun-83          $49,604.02          $25,228.07           $24,009.66
        Jun-84          $47,823.05          $24,027.87           $25,048.31
        Jun-85          $55,012.85          $31,410.25           $25,966.18
        Jun-86          $93,553.20          $42,591.68           $26,425.12
        Jun-87         $104,621.96          $53,271.67           $27,439.61
        Jun-88         $107,311.97          $49,514.75           $28,502.42
        Jun-89         $124,277.43          $59,545.64           $29,975.85
        Jun-90         $131,990.46          $69,210.91           $31,400.97
        Jun-91         $136,860.25          $74,303.05           $32,874.40
        Jun-92         $159,469.47          $84,210.21           $33,888.89
        Jun-93         $215,651.58          $95,619.29           $34,879.23
        Jun-94         $219,203.63          $96,936.39           $35,772.95
        Jun-95         $271,285.18         $122,052.06           $36,884.06

A hypothetical $10,000 investment made at the inception of The Guardian Park Avenue Fund on June 1, 1972, would have grown to $271,285 on June 30, 1995. This represents a total return of 2,613 percent! We compare our performance to that of the S&P 500, which is an unmanaged index that is generally considered the performance benchmark of the U.S. stock market. The starting point for the Fund of $9,550 reflects its initial sales charge of 4.5 percent. The starting point for the S&P 500 Index of $10,000 does not reflect a sales charge. While you may not invest directly in the S&P 500 Index, a similar hypothetical investment would have had a total return of 1,121 percent and would now be worth $122,052. The cost-of-living index, as measured by the consumer price index, which is generally representative of the level of U.S. inflation, is also provided to lend a more complete understanding of the investment's real worth.

-------------------------------------------------------------------------------------------------------------
                               Average Annual Returns for Periods Ended 6/30/95
                                                                                               Life of Fund
                                                            1 Year      5 Years    10 Years   (since 6/1/72)
-------------------------------------------------------------------------------------------------------------
  Guardian Park Avenue Fund (without 4.5% sales charge)     23.77%      15.50%     15.36%         15.60%
-------------------------------------------------------------------------------------------------------------
  Guardian Park Avenue Fund (incl. 4.5% sales charge)       18.20%      14.44%     14.83%         15.37%
-------------------------------------------------------------------------------------------------------------
  S&P 500 Index                                             25.93%      12.02%     14.54%         11.45%
-------------------------------------------------------------------------------------------------------------

   These figures represent past performance and are no guarantee of future results. Investment return and principal value will fluctuate and redemption value may be more or less than original cost.

   Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all fund expenses and the current maximum sales charge of 4.5 percent except where noted. Prior to August 25, 1988, shares of the Fund were offered at a higher sales charge, so actual returns would have been somewhat lower.

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                                        7

                    THE GUARDIAN/VALUE LINE SEPARATE ACCOUNT

                       STATEMENT OF ASSETS AND LIABILITIES

                                  June 30, 1995

                                   (Unaudited)

Assets
  Investments in mutual funds:
    The Guardian Park Avenue Fund (4,612,758 shares at
      net asset value of $32.41 per share;
      LIFO cost, $96,705,429) .................................     $149,499,502
    Value Line Fund, Inc. (492,195 shares at net asset
      value of $16.68 per share;
      LIFO cost, $7,112,630) ..................................        8,209,806
    Value Line Income Fund, Inc. (905,596 shares at
      net asset value of $6.95 per share;
      LIFO cost, $6,339,599) ..................................        6,293,894
    Value Line Special Situations Fund, Inc. (28,278
      shares at net asset value of $18.84 per share;
      LIFO cost, $333,900) ....................................          532,760
    Value Line Leveraged Growth Investors, Inc. (154,474
      shares at net asset value of $28.31 per share;
      LIFO cost, $3,203,292) ..................................        4,373,167
    Value Line U.S. Government Securities Fund, Inc.
      (1,513,706 shares at net asset value of
      $11.18 per share; LIFO cost, $18,390,396) ...............       16,923,233
    Value Line Cash Fund, Inc. (25,356,699 shares at net
      asset value of $1.00 per share; which equals cost) ......       25,356,699
                                                                    ------------
  Total Assets ................................................      211,189,061
                                                                    ============

Liabilities
    Annuitant Mortality Fluctuation Fund ......................        1,746,984
    Due to The Guardian Insurance & Annuity Company, Inc. .....          553,264
                                                                    ------------
    Total Liabilities .........................................        2,300,248
                                                                    ------------

Net Assets -- Note 3 ..........................................     $208,888,813
                                                                    ============

                       See notes to financial statements.

                                              THE GUARDIAN/VALUE LINE SEPARATE ACCOUNT

                                                  COMBINED STATEMENT OF OPERATIONS

                                                   Six Months Ended June 30, 1995

                                                             (Unaudited)

                                               Guardian                 Value Line  Value Line   Value Line   Value Line  Value Line
                                             Park Avenue   Value Line     Income      Special    Leveraged     U.S. Gov.    Cash
                                 Combined       Fund          Fund         Fund     Situations     Growth     Securities    Fund
                               -----------   -----------   ----------    --------    --------    ----------   ----------   --------
Investment Income
  Income:
    Reinvested dividends ....  $ 1,318,490   $        --   $   29,970    $ 92,187    $     --    $       --   $  521,024   $675,309
  Expenses -- Note 4:
    Mortality and expense
      risk charges ..........    1,070,219       722,284       40,598      32,120       3,188        21,262       85,139    165,628
                               -----------   -----------   ----------    --------    --------    ----------   ----------   --------
    Net investment income/
      (expense) .............      248,271      (722,284)     (10,628)     60,067      (3,188)      (21,262)     435,885    509,681
                               -----------   -----------   ----------    --------    --------    ----------   ----------   --------
Realized and Unrealized Gain/
  (Loss) from Investments
  Realized gain/(loss) from
    investments:
     Net realized gain/(loss)
       from sale of
       investments ..........      585,580       598,772       35,742     (22,029)     25,309         7,627      (59,841)        --
                               -----------   -----------   ----------    --------    --------    ----------   ----------   --------
     Net realized gain/(loss)
       on investments .......      585,580       598,772       35,742     (22,029)     25,309         7,627      (59,841)        --
                               -----------   -----------   ----------    --------    --------    ----------   ----------   --------
  Unrealized appreciation/
   (depreciation) of
   investments:
     End of period ..........   53,747,113    52,794,072    1,097,175     (45,705)    198,859     1,169,875   (1,467,163)        --
     Beginning of period ....   24,468,941    27,324,802      (39,612)   (768,312)    144,196       362,502   (2,554,635)        --
                               -----------   -----------   ----------    --------    --------    ----------   ----------   --------
     Change in unrealized
       appreciation/
       (depreciation) .......   29,278,172    25,469,270    1,136,787     722,607      54,663       807,373    1,087,472         --
                               -----------   -----------   ----------    --------    --------    ----------   ----------   --------
     Net realized and
       unrealized
       gain/(loss) from
       investments ..........   29,863,752    26,068,042    1,172,529     700,578      79,972       815,000    1,027,631         --
                               -----------   -----------   ----------    --------    --------    ----------   ----------   --------
  Net Increase/(Decrease)
    in Net Assets
    Resulting
    From Operations .........  $30,112,023   $25,345,758   $1,161,901    $760,645    $ 76,784    $  793,738   $1,463,516   $509,681
                               ===========   ===========   ==========    ========    ========    ==========   ==========   ========

                       See notes to financial statements.

                                              THE GUARDIAN/VALUE LINE SEPARATE ACCOUNT
                                             COMBINED STATEMENT OF CHANGES IN NET ASSETS
                        Year Ended December 31, 1994 (Audited) and Six Months Ended June 30, 1995 (Unaudited)

                                               Guardian                Value Line  Value Line  Value Line   Value Line   Value Line
                                              Park Avenue  Value Line    Income       Special   Leveraged    U.S. Gov.      Cash
                                  Combined       Fund         Fund        Fund      Situations   Growth     Securities      Fund
                               ------------  ------------  ----------  ----------   ---------  ----------  -----------  -----------
1994 Increase/(Decrease) from
  Operations
    Net investment income/
      (expense) .............. $  2,079,000  $    151,414  $  (34,758) $  150,577   $  (8,811) $  (21,375) $ 1,181,609  $   660,344
    Net realized gain/(loss)
      from sale of investments     (485,173)      (53,483)    (26,526)    (21,945)      2,315     (11,960)    (373,574)          --
    Reinvested realized gain
      distributions ..........    6,073,252     4,750,309   1,147,498      52,641      48,663      74,141           --           --
    Change in unrealized
      appreciation/
      (depreciation)
      of investments .........  (13,905,080)   (8,082,658) (1,535,167)   (554,761)    (40,008)   (242,672)  (3,449,814)          --
                               ------------  ------------  ----------  ----------   ---------  ----------  -----------  -----------
    Net increase/(decrease)
      resulting from
      operations .............   (6,238,001)   (3,234,418)   (448,953)   (373,488)      2,159    (201,866)  (2,641,779)     660,344
                               ------------  ------------  ----------  ----------   ---------  ----------  -----------  -----------
Contract Transactions
    Net contract purchase
      payments ...............    6,617,648     4,241,358     329,177     260,955      27,652      94,924      623,245    1,040,337
    Transfers between funds              --     2,241,317     (13,316)   (255,918)      1,933     (90,426)  (3,514,931)   1,631,341
    Administrative charges ...     (237,095)     (155,115)    (11,312)     (8,543)     (1,248)     (6,046)     (21,264)     (33,567)
    Redemptions and annuity
      benefits ...............  (18,051,453)   (8,152,557) (1,045,116)   (598,689)    (19,852)   (416,218)  (2,548,861)  (5,270,160)
                               ------------  ------------  ----------  ----------   ---------  ----------  -----------  -----------
    Net increase/(decrease)
      from contract
      transactions ...........  (11,670,900)   (1,824,997)   (740,567)   (602,195)      8,485    (417,766)  (5,461,811)  (2,632,049)
                               ------------  ------------  ----------  ----------   ---------  ----------  -----------  -----------
Actuarial Increase in
  Reserves for Contracts
  in Payment Period ..........       49,666        11,146          --         316          --         510       28,221        9,473
                               ------------  ------------  ----------  ----------   ---------  ----------  -----------  -----------
Total Increase/(Decrease)
  in Net Assets ..............  (17,859,235)   (5,048,269) (1,189,520)   (975,367)     10,644    (619,122)  (8,075,369)  (1,962,232)
Net Assets at December 31,
  1993 .......................  206,623,071   134,699,089   8,675,696   7,149,122     847,391   4,430,162   24,880,867   25,940,744
                               ------------  ------------  ----------  ----------   ---------  ----------  -----------  -----------
Net Assets at December 31,
  1994 ....................... $188,763,836  $129,650,820  $7,486,176  $6,173,755   $ 858,035  $3,811,040  $16,805,498  $23,978,512
                               ============  ============  ==========  ==========   =========  ==========  ===========  ===========

1995 Increase/(Decrease)
  from Operations
    Net investment income/
      (expense) .............. $    248,271  $   (722,284) $  (10,628) $   60,067   $  (3,188) $  (21,262) $   435,885  $   509,681
    Net realized gain/(loss)
      from sale of investments      585,580       598,772      35,742     (22,029)     25,309       7,627      (59,841)          --
    Change in unrealized
      appreciation/
      (depreciation)
      of investments .........   29.278,172    25,469,270   1,136,787     722,607      54,663     807,373    1,087,472           --
                               ------------  ------------  ----------  ----------   ---------  ----------  -----------  -----------
    Net increase/(decrease)
      resulting from operations  30,112,023    25,345,758   1,161,901     760,645      76,784     793,738    1,463,516      509,681
                               ------------  ------------  ----------  ----------   ---------  ----------  -----------  -----------
Contract Transactions
    Net contract purchase
      payments ...............    3,066,237     2,168,434     113,512      97,524       9,657      50,405      176,558      450,147
    Transfers between funds ..           --    (1,643,293)    (11,433)   (278,837)     (5,842)   (148,554)    (357,947)   2,445,906
    Administrative charges ...     (155,796)     (106,707)     (7,679)     (5,456)       (886)     (3,940)     (12,193)     (18,935)
    Redemptions and annuity
      benefits ...............  (12,922,829)   (6,173,790)   (547,491)   (465,922)   (406,988)   (137,295)  (1,183,305)  (4,008,038)
                               ------------  ------------  ----------  ----------   ---------  ----------  -----------  -----------
    Net increase/(decrease)
      from contract
      transactions ...........  (10,012,388)   (5,755,356)   (453,091)   (652,691)   (404,059)   (239,384)  (1,376,887)  (1,130,920)
                               ------------  ------------  ----------  ----------   ---------  ----------  -----------  -----------
Actuarial Increase in
  Reserves for Contracts
  in Payment Period ..........       25,342         6,487          --         563          --       1,444       10,968        5,880
                               ------------  ------------  ----------  ----------   ---------  ----------  -----------  -----------
Total Increase/(Decrease)
  in Net Assets ..............   20,124,977    19,596,889     708,810     108,517    (327,275)    555,798       97,597     (615,359)
Net Assets at December 31,
  1994 .......................  188,763,836   129,650,820   7,486,176   6,173,755     858,035   3,811,040   16,805,498   23,978,512
                               ------------  ------------  ----------  ----------   ---------  ----------  -----------  -----------
Net Assets at June 30,
  1995 -- Note 3 ............. $208,888,813  $149,247,709  $8,194,986  $6,282,272   $ 530,760  $4,366,838  $16,903,095  $23,363,153
                               ============  ============  ==========  ==========   =========  ==========  ===========  ===========

                       See notes to financial statements.

                    THE GUARDIAN/VALUE LINE SEPARATE ACCOUNT

                          NOTES TO FINANCIAL STATEMENTS

                            June 30, 1995 (Unaudited)


Note 1 -- Organization

     The Guardian/Value Line Separate Account (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by The Guardian Insurance & Annuity Company, Inc. (GIAC) on October 6, 1980. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America (Guardian Life). GIAC issues the deferred variable annuity contracts offered through the Account. GIAC provides for accumulations and benefits under the contracts by crediting the net premium purchase payments to one or more investment divisions within the Account or to the Fixed Rate Option
(FRO). Amounts allocated to the FRO are maintained by GIAC in its general account. The Guardian Park Avenue Fund(R), one of the investment options available under the contracts, has an investment advisory agreement with Guardian Investor Services Corporation (GISC), a wholly owned subsidiary of GIAC. A tax-qualified investment division and a non-tax-qualified investment division have been established within each investment option available in the Account.

     Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of GIAC. The assets of the Account will not be charged with any liabilities arising out of any other business conducted by GIAC, but the obligations of the Account, including the promise to make annuity payments, are obligations of GIAC.


Note 2 -- Significant Accounting Policies

     The following is a summary of significant accounting policies of the Account.


Investments

     (a) Net proceeds of payments made by contractowners to the Account are invested by the Account's investment divisions in shares of the corresponding
Funds at net asset value. All distributions made by a Fund are reinvested in shares of the same Fund.

     (b) The market value of investments is based on the net asset value of the respective Funds as of their close of business on the valuation date.

     (c) Investment transactions are accounted for on the trade date and income is recorded on the ex-dividend date.

     (d) The cost of  investments  sold is  determined  on a last in,  first out
(LIFO) basis.

     During the six months ended June 30, 1995 and the year ended December 31, 1994, purchases of shares of all of the Funds aggregated $12,176,538 and $37,368,355, respectively. Aggregate sales of shares of all of the Funds amounted to $21,568,436 and $40,735,309 in the six months ended June 30, 1995 and the year ended December 31, 1994, respectively.


The Annuitant Mortality Fluctuation Fund

     The Annuitant Mortality Fluctuation Fund is funded by GIAC and has been established in response to various regulatory requirements and provides for any possible adverse experience.


Federal Income Taxes

     The operations of the Account are part of the operations of GIAC and as such, are included in the combined tax return of GIAC. GIAC is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended.

                    THE GUARDIAN/VALUE LINE SEPARATE ACCOUNT

     Under the tax law, no federal income taxes are payable by GIAC with respect to the operations of the Account.

     Owners of non-tax-qualified contracts are taxed directly on the investment income and realized capital gains distributed by the underlying mutual funds to the Account's non-tax-qualified divisions.


Annuity Reserves

     Annuity reserves are computed for currently payable contracts according to the 1971 Individual Annuity Mortality Table and the 1983 Individual Annuity Table. The assumed interest rate is 4.0%. Charges to annuity reserves for mortality and expense risks experience are reimbursed to GIAC if the reserves required are less than originally estimated. If additional reserves are required, GIAC reimburses the Account.


Note 3 -- Net Assets, June 30, 1995 (Unaudited)

                                                                               Accumulation
                                                                                   Unit               Total
                                                           Units Owned             Value           Unit Value
                                                           -----------             -----           ----------
Tax-Qualified Accounts
   The Guardian Park Avenue Fund .....................    1,931,541.253         $77.049347        $148,823,992
   Value Line Fund, Inc. .............................      205,732.553          39.525199           8,131,620
   Value Line Income Fund, Inc. ......................      152,664.073          40.895436           6,243,264
   Value Line Special Situations Fund, Inc. ..........       24,104.825          21.557513             519,640
   Value Line Leveraged Growth Investors, Inc. .......       85,620.958          50.285067           4,305,456
   Value Line U.S. Government Securities Fund,
  Inc. ...............................................      429,490.903          38.248995          16,427,595
   Value Line Cash Fund, Inc. ........................      936,857.771          24.468515          22,923,518

Non-Tax-Qualified Accounts
   The Guardian Park Avenue Fund .....................          365.521          70.318713              25,703
   Value Line Fund, Inc. .............................        1,861.695          34.036436              63,366
   Value Line Income Fund, Inc. ......................          493.023          38.517061              18,990
   Value Line Special Situations Fund, Inc. ..........          518.383          21.453162              11,121
   Value Line Leveraged Growth Investors, Inc. .......           66.294          50.214389               3,329
   Value Line U.S. Government Securities Fund,
  Inc. ...............................................          235.669          38.250218               9,014
   Value Line Cash Fund, Inc. ........................        4,713.070          24.468515             115,322
                                                                                                  ------------
                                                                                                   207,621,930
   Contracts receiving annuity payments ..............                                               1,266,883
                                                                                                  ------------
                                                                                                  $208,888,813
                                                                                                  ============


Note 4 --  Administrative  and  Mortality  and Expense Risk Charges

     Contractual charges paid to GIAC include:

     (1) an annual fee to cover GIAC's administrative expenses to be deducted on each contract anniversary before annuitization and upon surrender prior to annuitization. Such charge is $30 for a Single Purchase Payment Contract and $35 for a Flexible Purchase Payment Contract;

                    THE GUARDIAN/VALUE LINE SEPARATE ACCOUNT

     (2) a charge for mortality and expense risks is computed daily and is equal to an annual rate of 1% of the average daily net assets applicable to contractowners;

     (3) contingent deferred sales charges on certain partial or total surrenders. These charges are assessed against redemptions and paid to GIAC during the first six contract years for a Single Purchase Payment Contract. For a Flexible Purchase Payment Contract, each payment is subject to a contingent deferred sales charge for six years; and

     (4) a charge for premium taxes deducted from either the contract payment or upon annuitization, as determined in accordance with applicable state law.

     Currently, GIAC makes no charge against the Account for GIAC's federal income taxes. However, GIAC reserves the right to charge taxes attributable to the Account in the future.

Note 5 --  Accumulation  Unit Values for the  Current  Period and the Four Prior
           Year Ends

                                     June 30,      December 31,    December 31,    December 31,    December 31,
                                       1995            1994            1993            1992            1991
                                       ----            ----            ----            ----            ----
Tax-Qualified Accounts
  The Guardian Park
    Avenue Fund .................   $77.049347      $64.239324      $65.820751      $55.265742      $46.327481
  Value Line Fund, Inc. .........    39.525199       34.065614       36.013237       34.047914       32.846074
  Value Line Income
   Fund, Inc. ...................    40.895436       36.177740       38.200993       35.635145       35.370728
  Value Line Special
   Situations Fund, Inc. ........    21.557513       18.569957       18.562076       16.591003       17.355098
  Value Line Leveraged
   Growth Investors, Inc. .......    50.285067       41.374494       43.392851       37.713144       39.049373
  Value Line U.S.
   Government Securities
   Fund, Inc. ...................    38.248995       35.073507       39.653412       36.472675       34.650120
  Value Line Cash Fund,
   Inc. .........................    24.468515       23.942278       23.319713       22.851156       22.245770

Non-Tax-Qualified Accounts
  The Guardian Park
   Avenue Fund ..................    70.318713       58.627708       60.070986       50.438005       42.280543
  Value Line Fund, Inc. .........    34.036436       29.335015       31.012168       29.319768       28.284828
  Value Line Income Fund,
   Inc. .........................    38.517061       34.073730       35.979291       33.562683       33.313643
  Value Line Special
   Situations Fund, Inc. ........    21.453162       18.480070       18.472220       16.510695       17.271094
  Value Line Leveraged
   Growth Investors, Inc. .......    50.214389       41.316345       43.331875       37.660164       38.994527
  Value Line U.S.
   Government Securities
   Fund, Inc. ...................    38.250218       35.074624       39.654667       36.473831       34.651219
  Value Line Cash Fund,
   Inc. .........................    24.468515       23.942278       23.319713       22.851156       22.245770

Schedule of Investments
June 30, 1995 (Unaudited)


 o The Guardian Park Avenue Fund

--------------------------------------------------------------------------------
 Common Stocks -- 91.5%
--------------------------------------------------------------------------------
      Shares                                              Value
--------------------------------------------------------------------------------
Aerospace and Defense -- 4.7%
      59,000   Litton Industries, Inc.              $ 2,175,625
      36,400   Lockheed Martin Corp.                  2,297,750
      93,800   Logicon, Inc.                          4,174,100
       9,000   Loral Corp.                              465,750
     231,000   McDonnell Douglas Corp.               17,729,250
      93,950   Precision Castparts Corp.              3,299,994
     155,000   Rockwell Int'l. Corp.                  7,091,250
      46,100   Thiokol Corp.                          1,394,525
                                                   ------------
                                                     38,628,244
--------------------------------------------------------------------------------
Appliance and Furniture -- 0.2%
     117,400   Maytag Corp.                           1,878,400
--------------------------------------------------------------------------------
Automotive -- 0.8%
      24,000   Borg Warner Automotive, Inc.             684,000
     161,000   Echlin, Inc.                           5,594,750
                                                   ------------
                                                      6,278,750
--------------------------------------------------------------------------------
Broadcasting -- 1.3%
      18,415   CBS, Inc.                              1,233,805
      92,000   Capital Cities, ABC, Inc.              9,936,000
                                                   ------------
                                                     11,169,805
--------------------------------------------------------------------------------
Building Materials -- 0.3%
      42,700   Coachmen Industries, Inc.                651,175
      10,100   MCI Building Systems, Inc.               169,175
      30,000   McGrath Rent Corp.                       525,000
      38,000   Del Webb Corp.                           883,500
                                                   ------------
                                                      2,228,850
--------------------------------------------------------------------------------
Business Services -- 1.1%
     238,650   Paychex, Inc.                          8,651,063
--------------------------------------------------------------------------------
Capital Goods-Miscellaneous Technology -- 0.5%
      50,000   Aviall, Inc.                             418,750
       8,255   Olsten Corp.                             270,350
     105,000   Read-Rite Corp.                        2,808,750
      37,300   Rexel, Inc.                              354,350
                                                   ------------
                                                      3,852,200
--------------------------------------------------------------------------------
Chemicals -- 6.9%
      34,000   Albemarle Corp.                          531,250
      35,000   Avery Dennison Corp.                   1,400,000
      77,800   Cambrex Corp.                          2,625,750
      35,000   Dow Chemical Co.                       2,515,625
     244,700   E.I. Dupont De Nemours, Inc.          16,823,125
     127,700   Eastman Chemical Co.                   7,598,150
     217,800   Hercules, Inc.                        10,617,750
      23,000   Monsanto Co.                           2,072,875
      12,900   OM Group, Inc.                           367,650
     145,000   PPG Industries, Inc.                   6,235,000
      18,000   Schulman A., Inc.                        517,500
     182,000   Sterling Chemicals, Inc.               2,115,750
     100,000   Union Carbide Corp.                    3,337,500
                                                   ------------
                                                     56,757,925
--------------------------------------------------------------------------------
Conglomerates -- 1.2%
     174,700   Pittston Services Group                4,192,800
      95,000   Textron, Inc.                          5,521,875
                                                   ------------
                                                      9,714,675
--------------------------------------------------------------------------------
Containers -- 0.2%
      61,750   Alltrista Corp.                        1,188,687
      25,000   Ball Corp.                               871,875
                                                   ------------
                                                      2,060,562
--------------------------------------------------------------------------------
Cosmetics and Toiletries -- 0.2%
       8,100   Helen of Troy Ltd.                       170,100
      44,000   Gillette Co.                           1,963,500
                                                   ------------
                                                      2,133,600
--------------------------------------------------------------------------------
Electrical Equipment -- 0.2%
      15,000   Cable Design Technologies Corp.          322,500
      21,300   Linear Technology Corp.                1,405,800
                                                   ------------
                                                      1,728,300
--------------------------------------------------------------------------------
Electronics and Instruments -- 0.9%
     200,000   Analogic Corp.                         3,350,000
      37,000   Electroglas, Inc.                      2,118,250
      31,000   Strattec Sec. Corp.                      379,750
      38,000   Tektronix, Inc.                        1,871,500
                                                   ------------
                                                      7,719,500
--------------------------------------------------------------------------------
Energy-Miscellaneous -- 0.7%
     129,500   Giant Industries, Inc.                 1,100,750
     167,104   Holly Corp.                            3,864,280
      86,500   Howell Corp.                           1,189,375
                                                   ------------
                                                      6,154,405
--------------------------------------------------------------------------------
Entertainment -- 1.1%
      58,000   Walt Disney Co.                        3,226,250
     134,272   Mattel, Inc.                           3,491,072
       6,000   National Gaming Corp.                     51,750
       5,880   Viacom, Inc., Cl A*                      273,420
      44,552   Viacom, Inc., Cl B*                    2,066,099
      54,800   Viacom, Inc., Non-Voting                  82,200
                                                   ------------
                                                      9,190,791
--------------------------------------------------------------------------------
Fertilizer -- 0.8%
      55,800   First Mississippi Corp.                1,904,175
      52,800   Mississippi Chemical Corp.             1,052,700
     289,300   Terra Industries, Inc.                 3,507,763
                                                   ------------
                                                      6,464,638
--------------------------------------------------------------------------------
Financial-Banks -- 2.0%
      80,000   Bank of New York, Inc.                 3,230,000
      23,000   Central & Southern Hldgs. Co.            168,188
      38,464   Citicorp                               2,226,104
      18,000   Commonwealth Bankshares, Inc.            147,375
      65,000   First Bank Systems Corp.               2,665,000
      12,400   First Empire State Corp.               2,126,600
      32,226   Gateway Bancorp, Inc.                    386,712
      49,005   Hubco, Inc.                              875,964
      70,000   Premier Bancorp., Inc.                 1,260,000
--------------------------------------------------------------------------------
                                              See Notes to Financial Statements.

The Guardian Park Avenue Fund
Schedule of Investments (Continued)

--------------------------------------------------------------------------------
      Shares                                              Value
--------------------------------------------------------------------------------
     123,240   Signet Banking Corp.                 $ 2,695,875
      12,000   Star Banc Corp.                          552,000
       5,000   US Bancorp., Inc.                        117,500
                                                   ------------
                                                     16,451,318
--------------------------------------------------------------------------------
Financial-Others -- 4.4%
     105,000   American Express Co.                   3,688,125
     123,240   Capital One Financial Corp.            2,403,180
      95,000   Dean Witter Discover & Co.             4,465,000
     152,200   Duff & Phelps Corp.                    1,636,150
      10,000   Duff & Phelps Cr. Rating Co.             130,000
     163,000   First USA, Inc.                        7,233,125
      89,400   Foothill Group, Inc.                   2,279,700
     190,500   Green Tree Acceptance, Inc.            8,453,437
      50,000   Jefferies Group, Inc.                  1,800,000
      57,400   McDonald & Co. Investments, Inc.         911,225
     167,850   Morgan Keegan, Inc.                    2,056,162
      67,300   Raymond James Financial, Inc.          1,303,938
                                                   ------------
                                                     36,360,042
--------------------------------------------------------------------------------
Financial-Thrift -- 3.7%
       9,600   Albank Fin'l. Corp.                      250,800
      14,000   Bell Bancorp                             395,500
      75,000   Brooklyn Bancorp., Inc.                2,531,250
      88,750   Charter One Financial, Inc.            2,174,375
      47,000   Coastal Bank Svgs. Assn. - TX            763,750
     152,199   Collective Bancorp, Inc.               3,082,030
      53,100   Greenpoint Financial Corp.             1,254,488
      59,800   Loyola Capital Corp.                   1,853,800
      24,600   MAF Bancorp, Inc.                        578,100
      59,200   Maryland Fed. Bancorp, Inc.            1,909,200
      20,960   Pacific Crest Capital, Inc.              115,280
      84,800   Progressive Bank, Inc.                 2,173,000
     171,000   Roosevelt Financial Group, Inc.        2,853,562
     347,851   Sovereign Bancorp, Inc.                3,348,066
      78,000   Standard Fed. Bk. - Troy, MI           2,622,750
      93,982   TCF Financial Corp.                    4,464,145
                                                   ------------
                                                     30,370,096
--------------------------------------------------------------------------------
Food, Beverage and Tobacco -- 3.5%
     165,000   Archer Daniels Midland Co.             3,073,125
      29,700   Brown-Forman Corp.                       991,237
     196,300   Coca Cola Co.                         12,514,125
      73,700   IBP, Inc.                              3,205,950
     124,000   Philip Morris Cos., Inc.               9,222,500
                                                   ------------
                                                     29,006,937
--------------------------------------------------------------------------------
Health Care -- 4.4%
     145,700   Caremark International, Inc.           2,914,000
      50,000   Circa Pharmaceuticals, Inc.            1,593,750
      23,877   Coram Healthcare Corp.                   337,263
      50,000   Eli Lilly & Co., Inc.                  3,925,000
      32,400   Healthsource, Inc.                     1,134,000
     102,000   Humana, Inc.                           1,797,750
      77,000   Johnson & Johnson                      5,207,125
      78,000   Liposome, Inc.                           848,250
     104,000   McKesson Corp.                         4,862,000
     128,000   Merck & Co., Inc.                      6,272,000
     100,000   Universal Health Svcs., Inc.           2,900,000
     148,900   U.S. Healthcare Systems, Inc.          4,560,062
                                                   ------------
                                                     36,351,200
--------------------------------------------------------------------------------
Household Products -- 0.9%
     105,200   Procter & Gamble Co.                   7,561,250
--------------------------------------------------------------------------------
Information Processing -- 8.4%
      89,800   Amdahl Corp.                             999,025
      46,200   Astro-Med, Inc.                          528,412
      66,100   Ceridian Corp.                         2,437,438
     258,000   Computer Assoc. Int'l., Inc.          17,479,500
      80,000   Fair Isaac & Co., Inc.                 2,380,000
     116,400   Hewlett Packard Co.                    8,671,800
      30,500   In Focus Systems, Inc.                   823,500
     260,700   Int'l. Business Machine               25,027,200
      18,700   Legent Corp.                             818,125
     220,000   Quantum Corp.                          5,032,500
      50,500   Sungard Data Systems, Inc.             2,638,625
      38,900   Teradyne, Inc.                         2,543,088
                                                   ------------
                                                     69,379,213
--------------------------------------------------------------------------------
Insurance -- 1.9%
      55,000   AMBAC, Inc.                            2,206,875
      48,000   American Eagle Group, Inc.               576,000
      74,000   Amer. Bankers Ins. Group, Inc.         2,349,500
      22,700   Capital Guaranty Corp.                   408,600
      17,000   Capitol Amer. Fin'l. Corp.               386,750
      89,400   Equitable Iowa Cos., Inc.              2,939,025
      42,080   Liberty Financial Cos., Inc.           1,083,560
      65,000   MBIA, Inc.                             4,322,500
      61,500   State Auto Financial Corp.             1,153,125
                                                   ------------
                                                     15,425,935
--------------------------------------------------------------------------------
Leisure Products -- 1.0%
      22,700   Arctco, Inc.                             266,725
     180,000   Brunswick Corp.                        3,060,000
      56,300   Callaway Golf Co.                        844,500
      60,000   Harley-Davidson, Inc.                  1,462,500
      11,000   Recoton Corp.                            214,500
      30,800   Sturm Ruger & Co., Inc.                1,004,850
      64,200   Thor Industries, Inc.                  1,267,950
                                                   ------------
                                                      8,121,025
--------------------------------------------------------------------------------
Lodging -- 1.6%
      75,000   Hospitality Franchise Sys. Co.*        2,596,875
     599,800   Host Marriott Corp.                    6,372,875
      75,000   Marriott Int'l., Inc.                  2,690,625
     175,000   Prime Hospitality Corp.                1,728,125
                                                   ------------
                                                     13,388,500
--------------------------------------------------------------------------------

See Notes to Financial Statements.

The Guardian Park Avenue Fund
Schedule of Investments (Continued)

--------------------------------------------------------------------------------
      Shares                                              Value
--------------------------------------------------------------------------------
Machinery and Equipment -- 6.0%
      16,000   AGCO Corp.                            $  600,000
     155,000   Briggs & Stratton Corp.                5,347,500
      30,000   Case Corp.                               892,500
      45,000   Caterpillar, Inc.                      2,891,250
     136,129   Cummins Engine, Inc.                   5,938,628
      61,900   Dana Corp.                             1,771,887
      35,000   Deere & Co.                            2,996,875
      59,000   Dover Corp.                            4,292,250
      94,300   Eaton Corp.                            5,481,187
      12,000   Furon Co.                                264,000
     155,600   Indresco, Inc.                         2,411,800
      45,000   Millipore Corp.                        3,037,500
      55,500   Parker Hannifin Corp.                  2,011,875
      74,100   Pentair, Inc.                          3,223,350
      15,400   Robbins & Myers, Inc.                    423,500
      20,100   Roper Industries, Inc.                   703,500
      69,900   Tecumseh Products Co.                  3,075,600
      63,938   Varlen Corp.                           1,502,530
      60,000   York International Corp.               2,700,000
                                                   ------------
                                                     49,565,732
--------------------------------------------------------------------------------
Merchandising-Department Stores -- 1.4%
      59,800   Carson Pirie Scott & Co.                 979,225
     246,700   Federated Dept. Stores, Inc.           6,352,525
      70,000   Sears Roebuck & Co.                    4,191,250
                                                   ------------
                                                     11,523,000
--------------------------------------------------------------------------------
Merchandising-Drugs -- 0.2%
      52,500   Bergen Brunswig Corp.                  1,200,938
      13,300   Foxmeyer Health Corp.                    237,738
                                                   ------------
                                                      1,438,676
--------------------------------------------------------------------------------
Merchandising-Food -- 0.9%
      40,000   Albertson's, Inc.                      1,190,000
     314,800   Casey's General Stores, Inc.           5,666,400
                                                   ------------
                                                      6,856,400
--------------------------------------------------------------------------------
Merchandising-Special -- 0.6%
      87,300   Tandy Corp.                            4,528,687
      33,800   Waban, Inc.                              502,775
                                                   ------------
                                                      5,031,462
--------------------------------------------------------------------------------
Metals and Mining -- 2.7%
      30,000   Alumax, Inc.                             933,750
      70,000   Aluminum Co. of America                3,508,750
     128,000   Asarco, Inc.                           3,904,000
      36,000   Cyprus Amax Minerals Co.               1,026,000
     118,300   Magma Copper Co.                       1,922,375
      70,000   Phelps Dodge Corp.                     4,130,000
     371,102   Santa Fe Pacific Gold Corp.            4,499,612
      73,000   Weirton Steel Corp.                      511,000
     145,000   WHX Corp.                              1,703,750
                                                   ------------
                                                     22,139,237
--------------------------------------------------------------------------------
Natural Gas-Diversified -- 0.4%
     118,300   Mitchell Energy & Dev. Corp.           2,114,613
      92,500   USX Delhi Group                        1,063,750
                                                   ------------
                                                      3,178,363
--------------------------------------------------------------------------------
Oil and Gas Producing -- 3.6%
      63,100   Alexander Energy Corp.                   264,230
     113,055   Apache Corp.                           3,094,881
      46,100   Barrett Resources Corp.                1,071,825
      76,900   Basin Exploration, Inc.                  456,594
     115,000   Tom Brown, Inc.                        1,710,625
      90,000   Cairn Energy USA, Inc.                   990,000
     120,000   Chieftain International, Inc.          1,635,000
     156,500   Coho Energy, Inc.                        802,063
     153,000   Devon Energy Corp.                     3,289,500
     227,400   Global Natural Res., Inc.              2,444,550
      18,900   H S Resources, Inc.                      264,600
     140,000   Home Oil Ltd.                          1,802,500
     129,600   Phoenix Resource Cos., Inc.            4,114,800
     105,000   Pogo Producing Co.                     2,401,875
     107,283   Snyder Oil Corp.                       1,354,448
     125,278   United Meridian Corp.                  1,941,809
      50,000   Vintage Petroleum, Inc.                  937,500
     140,000   Wainoco Oil Ltd.                         577,500
                                                   ------------
                                                     29,154,300
--------------------------------------------------------------------------------
Oil-Integrated-Domestic -- 1.4%
     143,200   Amoco Corp.                            9,549,024
     207,000   Tesoro Petroleum, Inc.                 2,070,000
                                                   ------------
                                                     11,619,024
--------------------------------------------------------------------------------
Oil-Integrated-International -- 4.2%
      75,000   Mobil Corp.                            7,200,000
     379,000   Exxon Corp.                           26,819,000
                                                   ------------
                                                     34,019,000
--------------------------------------------------------------------------------
Oil Services -- 0.9%
      20,800   Cliffs Drilling Co.                      296,400
     209,400   Nabors Industries, Inc.                1,727,550
     160,416   Noble Drilling Corp.                   1,183,068
      86,300   Offshore Logistics, Inc.               1,208,200
     130,000   Smith International, Inc.              2,177,500
      48,000   Weatherford International, Inc.*         606,000
                                                   ------------
                                                      7,198,718
--------------------------------------------------------------------------------
Paper and Forest Products -- 3.8%
     105,000   Boise Cascade Corp.                    4,252,500
      50,000   Federal Paper Board, Inc.              1,768,750
      50,000   Georgia Pacific Corp.                  4,337,500
      33,000   International Paper Co.                2,829,750
      60,000   Mead Corp.                             3,562,500
     328,000   Rayonier, Inc.                        11,644,000
      46,000   Willamette Industries, Inc.            2,553,000
                                                   ------------
                                                     30,948,000
--------------------------------------------------------------------------------

                                              See Notes to Financial Statements.

The Guardian Park Avenue Fund
Schedule of Investments (Continued)

--------------------------------------------------------------------------------
      Shares                                              Value
--------------------------------------------------------------------------------
Railroads -- 0.8%
     125,000   Illinois Central Corp.               $ 4,312,500
      97,952   Santa Fe Pacific Corp.                 2,497,776
                                                   ------------
                                                      6,810,276
--------------------------------------------------------------------------------
Restaurants -- 0.5%
     157,900   Applebees Int'l., Inc.                 4,065,925
--------------------------------------------------------------------------------
Semiconductor -- 8.2%
      68,800   Adv. Micro-Devices, Inc.               2,502,600
      39,000   Altera Corp.                           1,686,750
      39,000   Analog Devices, Inc.                   1,326,000
      30,700   Atmel Corp.                            1,700,013
      38,000   Cypress Semiconductor Corp.            1,539,000
     142,000   Intel Corp.                            8,990,375
      38,000   International Rectifier Corp.          1,235,000
     190,000   LSI Logic Corp.                        7,433,750
     299,500   Micron Technology, Inc.               16,435,062
      87,300   Motorola, Inc.                         5,860,013
      14,000   Novellus Systems, Inc.                   948,500
      94,500   Texas Instruments, Inc.               12,651,187
      50,000   Xilinx, Inc.                           4,700,000
                                                   ------------
                                                     67,008,250
--------------------------------------------------------------------------------
Telecommunication -- 1.9%
      18,000   ADC Telecommunication, Inc.              643,500
     171,450   Andrew Corp.                           9,922,669
     100,000   DSC Communication Corp.                4,650,000
                                                   ------------
                                                     15,216,169
--------------------------------------------------------------------------------
Textile-Apparel and Production -- 0.6%
     113,000   Fieldcrest Cannon, Inc.                2,443,625
     101,300   Wellman, Inc.                          2,773,088
                                                   ------------
                                                      5,216,713
--------------------------------------------------------------------------------
Transportation-Miscellaneous -- 0.1%
     109,400   Maritrans, Inc.                          642,725
--------------------------------------------------------------------------------
Truckers -- 0.3%
      59,000   FRP Pptys., Inc.                       1,268,500
      25,000   Landstar System, Inc.                    643,750
      20,000   Werner Enterprises, Inc.                 400,000
                                                   ------------
                                                      2,312,250
--------------------------------------------------------------------------------
Utilities-Gas and Pipeline -- 0.1%
      25,000   ONEOK, Inc.                              534,375
--------------------------------------------------------------------------------
               Total Common Stocks
                 (Cost $549,389,535)                751,505,819
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Convertible Bonds -- 0.1%
--------------------------------------------------------------------------------

Principal
Amount                                                    Value
--------------------------------------------------------------------------------
   $ 900,000   Mediq, Inc. 7.25%
                Deb., due 6/1/06                     $  760,500
--------------------------------------------------------------------------------
               Total Convertible Bonds
                (Cost $865,567)                         760,500
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
U.S. Government Securities -- 1.4%
--------------------------------------------------------------------------------
Principal
Amount                                                    Value
--------------------------------------------------------------------------------

 $11,000,000   U.S. Treasury Notes,
                4.25% due 7/31/95                  $ 10,988,010
--------------------------------------------------------------------------------
               Total U.S. Government Securities
                (Cost $11,000,868)                   10,988,010
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Repurchase Agreement -- 7.0%
--------------------------------------------------------------------------------
Principal                                Maturity
Amount                                     Date           Value
--------------------------------------------------------------------------------
 $57,437,000   State Street Bank & Trust
               repurchase agreement, dated
               6/30/95, maturity value
               $57,465,719, 6%, due 7/3/95
               (collateralized by $56,420,000
               U.S. Treasury Notes,
               6.875% due 2/28/97)        7/3/95   $ 57,437,000
--------------------------------------------------------------------------------
               Total Repurchase Agreement
                (Cost $57,437,000)                   57,437,000
--------------------------------------------------------------------------------
Total Investments -- 100.1%
 (Cost $561,255,970)                                820,691,329
Payables in Excess of Cash, Receivables
 and Other Assets -- (0.1%)                            (419,024)
--------------------------------------------------------------------------------
Net Assets -- 100.0%                               $820,272,305
--------------------------------------------------------------------------------

See Notes to Financial Statements.

Financial Statements


o The Guardian Park Avenue Fund

--------------------------------------------------------------------------------
Statement of Assets and Liabilities
--------------------------------------------------------------------------------
June 30, 1995 (Unaudited)
--------------------------------------------------------------------------------
Assets
   Investments, at identified cost*                                 $561,225,970
--------------------------------------------------------------------------------
   Investments, at market                                           $763,254,353
   Repurchase agreements                                              57,437,000
--------------------------------------------------------------------------------
           Total Investments                                         820,691,353
--------------------------------------------------------------------------------
   Cash                                                                      786
   Receivable for securities sold                                     10,439,871
   Receivable for fund shares sold                                     1,480,622
   Dividends receivable                                                  953,841
   Interest receivable                                                   210,017
   Other Assets                                                            3,862
--------------------------------------------------------------------------------
           Total Assets                                              833,780,352
--------------------------------------------------------------------------------

Liabilities
   Payable for securities purchased                                   11,329,057
   Payable for fund shares redeemed                                      438,076
   Accrued expenses                                                      168,954
   Due to affiliates -- Note 2                                         1,571,960
--------------------------------------------------------------------------------
           Total Liabilities                                          13,508,047
--------------------------------------------------------------------------------
           Net Assets                                               $820,272,305
--------------------------------------------------------------------------------

Components of Net Assets
   Shares of beneficial interest of $0.01 par value
     outstanding (unlimited number of shares
     authorized)                                                    $    253,118
   Paid-in capital                                                   601,203,305
   Undistributed net investment income                                 3,465,264
   Accumulated net realized gain on investments                       13,352,235
   Net unrealized appreciation of investments                        201,998,383
--------------------------------------------------------------------------------
           Net Assets                                               $820,272,305
--------------------------------------------------------------------------------
   Shares of beneficial interest outstanding --
     $0.01 par value                                                  25,311,609
--------------------------------------------------------------------------------
           Net Asset Value Per Share                                      $32.41
--------------------------------------------------------------------------------
   Maximum Offering Price Per Share
--------------------------------------------------------------------------------
     (Net asset value per share x 104.71%)*                               $33.94
--------------------------------------------------------------------------------

* Based on sale of less than $100,000. On sale of $100,000 or more, the offering price is reduced.
**   No-load fund.

See Notes to Financial Statements



--------------------------------------------------------------------------------
Statement of Operations
--------------------------------------------------------------------------------
For The Six Months Ended June 30, 1995 (Unaudited)
--------------------------------------------------------------------------------

Investment Income:
   Income:
     Dividends                                                      $  5,018,107
     Interest                                                          1,510,207
     Other income                                                         32,672
--------------------------------------------------------------------------------
          Total Income                                                 6,560,986
--------------------------------------------------------------------------------
   Expenses:
     Investment advisory fees -- Note 2                                1,792,542
     12b-1 fees -- Note 3                                                537,763
     Transfer agent fees                                                 465,452
     Custodian fees                                                       96,944
     Printing expense                                                     44,200
     Registration fees                                                    21,280
     Audit fees                                                            9,750
     Trustees' fees -- Note 2                                              7,600
     Insurance expense                                                     3,862
     Legal Fees                                                            1,429
     Other                                                                   360
--------------------------------------------------------------------------------
          Total Expenses                                               2,981,182
--------------------------------------------------------------------------------
   Net Investment Income                                               3,579,804
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN/(LOSS) ON
   INVESTMENTS AND CURRENCIES -- NOTE 4
   Net realized gain on investments -- Note 1                         11,640,891
   Net change in unrealized appreciation
   on investments -- Note 4                                          121,347,447
--------------------------------------------------------------------------------
     Net Realized and Unrealized Gain on
       Investments                                                   132,988,338
--------------------------------------------------------------------------------
     NET INCREASE IN NET ASSETS
       RESULTING FROM OPERATIONS                                     136,568,142
--------------------------------------------------------------------------------

The Guardian Park Avenue Fund
(Continued)


--------------------------------------------------------------------------------
Statement Statement of Changes in Net Assets
(Continued)
                                               For the Six
                                                  Months           Year Ended
                                                Ended June        December 31,
                                                 30, 1995             1994
                                               (Unaudited)          (Audited)
--------------------------------------------------------------------------------
Increase/(Decrease) in Net Assets:
From Operations:
Net investment income                          $  3,579,804       $  6,992,131
Net realized gain on
  investments                                    11,640,891         14,157,157
Net change in unrealized
  appreciation/(depreciation)
  of investments                                121,347,447        (30,003,248)
--------------------------------------------------------------------------------
    Net Increase/
      (Decrease) in Net
      Assets Resulting
      from Operations                           136,568,142         (8,853,960)
--------------------------------------------------------------------------------
Distributions to Shareholders from:
Net investment income                                  --           (7,003,966)
Net realized gain on investments                       --          (22,969,311)
--------------------------------------------------------------------------------
Total Distributions to
Shareholders                                           --
--------------------------------------------------------------------------------
From Capital Share Transactions:
Net increase/(decrease) in net
assets from capital share
transactions -- Note 7                           42,787,136        119,550,874
--------------------------------------------------------------------------------
Net Increase in
  Net Assets                                    179,355,278         80,723,637
Net Assets:
Beginning of period                             640,917,027        560,193,390
--------------------------------------------------------------------------------
End of period**                                $820,272,305       $640,917,027
--------------------------------------------------------------------------------

*  Commencement of operations

** Includes undistributed net
   investment income of:                       $  3,465,264       $     80,996

Notes to
Financial Statements

June 30, 1995 (Unaudited)


o The Guardian Park Avenue Fund


Note 1. Accounting Policies

The Guardian Park Avenue Fund (the Fund) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (1940 Act). GPAF, originally organized as a Delaware corporation in 1970, was reorganized into a Massachusetts business trust on April 28, 1989. On December 30, 1992, a majority of the outstanding shares of GPAF voted in favor of reorganizing the Fund as a series of the Park Avenue Portfolio, also a Massachusetts business trust. The reorganization is expected to be effected in February, 1993. Significant accounting policies of the Fund are as follows:


Investments

     Equity and debt securities listed on domestic exchanges are valued at the closing sales prices on such exchanges, or, lacking any sales, at the mean between closing bid and asked prices. Securities traded in the over-the-counter market are valued using the last sales price, when available. Otherwise, over-the-counter securities are valued at the mean between the bid and asked prices or yield equivalents as obtained from one or more dealers that make a market in the securities.

     Certain debt securities may be valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Debt securities for which quoted bid prices, in the judgment of the Service, are readily available and representative of the bid side of the market, are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other debt securities that are valued by the Service are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

     Securities for which market quotations are not readily available, including certain mortgage-backed securities and restricted securities, are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.Repurchase agreements are carried at cost which approximates market value (see Note 4). Investment transactions are recorded on the date of purchase or sale.

     Net realized gain or loss on sales of investments is determined on the basis of identified cost. Interest income, including amortization of premium and discount, is recorded when earned. Dividends are recorded on the ex-dividend date.


Distributions to Shareholders

GPAF  distributes  each  year  as  dividends  or  capital  gains   distributions
substantially all realized earnings by the Fund, if any.

     All dividends or distributions to the shareholders are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles
(GAAP). Differences between the recognition of income on an income tax basis and a GAAP basis may cause temporary over distributions of net realized gains and net investment income.


Federal Income Taxes

The Fund qualifies to be taxed as a "regulated investment company" and as such (and by complying with the applicable provisions of the Internal Revenue Code of 1986, as amended (Code)) will not be subject to federal income tax on taxable income (including any realized capital gains) which is distributed to shareholders. Therefore, no federal income tax provision is required.


Note 2. Investment Advisory Agreements and Payments to Related Parties

The Fund has an investment advisory agreement with Guardian Investor Services Corporation (GISC), a wholly-owned subsidiary of The Guardian Life Insurance Company of America. The investment advisory agreement provides, among other things, for the quarterly payment by the Fund of a fee calculated at an annual rate of one-half of 1% of the average daily net assets of the Fund.

     In addition, pursuant to the investment advisory agreement, if total expenses of the Fund, as defined, exceed 1% per annum of the average daily net asset value of the Fund, GISC has agreed to assume any such excess. Total expenses of the Fund did not exceed this limitation for the six months ended June 30, 1995.

     The Fund has a distribution agreement with GISC under which GISC agrees to assist as needed in the sale and distribution of the Fund shares when sold with a sales charge. As compensation for its services, GISC received aggregate sales commissions of $1,121,908 for the six months ended June 30, 1995.

     The aggregate remuneration paid by the Fund to its unaffiliated trustees ($500 per meeting plus and annual stipend of $1,000) amounted to $7,600 for the six months ended June 30, 1995.


Note 3. Underwriting Agreement and Distribu-tion Plan

     The Fund has entered into an Underwriting Agreement with GISC pursuant to which GISC serves as the principal underwriter for shares of the Fund. In addition, GISC and the Fund has entered into a Distribution Plan and Agreement pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"). Pursuant to the Plan the Fund pays GISC, on a monthly basis, a distribution fee of up to .15% on an annual basis of its average daily net assets. Under the Plan, GISC uses the fees received from the Fund to pay distribution expenses incurred during the fiscal year, including the payment of fees to dealers selling shares of the Fund, the payment of advertising costs and the payment for the preparation, printing and distribution of prospectuses to prospective investors.


Note 4. Repurchase Agreements

Collateral  under  repurchase  agreements  take the form of either cash or fully negotiable U.S. Government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and marked to market daily while the agreements remain in force. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller. The Board of Trustees evaluates the creditworthiness of broker-dealers and banks engaged in repurchase agreements with the Fund. The Fund will not enter into repurchase agreements for more than one week's duration (or invest in any other securities which are not readily marketable) if more than 10% of its net assets would be so invested. On December 30, 1992, the shareholders of GPAF voted to amend the Fund's fundamental investment policies to permit up to 15% of the Fund's net assets to be invested in securities which are not readily marketable, including repurchase agreements which mature in more than seven days.


Note 5. Investment Transactions

Purchases  and  proceeds  from  sales  of   securities   (excluding   short-term
securities) amounted to $223,250,303 and $195,735,268, respectively, during the six months ended June 30, 1995.

     Gross unrealized  appreciation  and depreciation of investments  aggregated
$210,625,185  and  $(8,626,802),   respectively,  resulting  in  net  unrealized
appreciation of $201,998,383 at June 30, 1995.

     The cost of investments owned at June 30, 1995 for Federal income tax purposes was the same for financial reporting purposes.


Note 6. Fund Shares Transactions in Fund Shares were as follows

o The Guardian                                                 Six Months Ended
  Park Avenue Fund                                    June 30, 1995 (Unaudited)
--------------------------------------------------------------------------------
                                                  Shares                 Amount
--------------------------------------------------------------------------------
Shares sold                                    3,523,999          $ 103,690,721
--------------------------------------------------------------------------------
                                               3,523,999          $ 103,690,721
Less shares repurchased                       (2,046,722)           (60,903,585)
--------------------------------------------------------------------------------
    Net Increase                               1,477,277             $42,787136
================================================================================


o The Guardian                                                       Year Ended
  Park Avenue Fund                                            December 31, 1994
--------------------------------------------------------------------------------
                                                  Shares                 Amount
--------------------------------------------------------------------------------
Shares sold                                    6,037,382          $ 170,046,951
Shares issued to shareholders in
  reinvestment of dividends from
  net investment income and
  net realized gain on investments             1,053,246             28,635,093
--------------------------------------------------------------------------------
                                               7,090,628            198,682,044
Less shares repurchased                       (2,821,719)           (79,131,170)
--------------------------------------------------------------------------------
    Net Increase                               4,268,909          $ 119,550,874
================================================================================


Note 7. Line of Credit

A $20,000,000 line of credit available to The Guardian Park Avenue Fund has been established with Morgan Guaranty Trust Company. The rate of interest charged on any borrowings is based upon the prevailing Federal Funds rate at the time of the loan plus .25% calculated on a 360 day basis per annum. For the six months ended June 30, 1995, the Fund had not borrowed against this line of credit.

Financial Highlights

o The Guardian Park Avenue Fund

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

====================================================================================================================================
                           Six Months
                             Ended                                      Year Ended December 31,
                          June 30, 1995   ------------------------------------------------------------------------------------------
                           (Unaudited)    1994         1993         1992         1991         1990         1989         1988
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of
  period                    $  26.89    $  28.63     $  25.17     $  22.23     $  18.26     $  21.56     $  20.46     $  18.63
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations
  Net investment
   income                       0.13        0.31         0.50         0.45         0.65         0.68         0.92         0.60
  Net realized and
   unrealized gain/
   (loss) on
   investments                  5.39       (0.72)        4.56         4.05         5.71        (3.28)        3.88         3.23
------------------------------------------------------------------------------------------------------------------------------------
  Net increase/
   (decrease) from
   investment
   operations                   5.52       (0.41)        5.06         4.50         6.36        (2.60)        4.80         3.83
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders
  Dividends from net
   investment income            --         (0.31)       (0.50)       (0.44)       (0.66)       (0.70)       (0.98)       (0.55)
------------------------------------------------------------------------------------------------------------------------------------
  Distributions from
   net realized gain
   on investments               --         (1.02)       (1.10)       (1.12)       (1.73)        --          (2.72)       (1.45)
------------------------------------------------------------------------------------------------------------------------------------
  Total distributions           --         (1.33)       (1.60)       (1.56)       (2.39)       (0.70)       (3.70)       (2.00)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
 end of period              $  32.41    $  26.89     $  28.63     $  25.17     $  22.23     $  18.26     $  21.56     $  20.46
------------------------------------------------------------------------------------------------------------------------------------

Total return*                  20.53%      (1.44%)      20.28%       20.48%       35.16%      (12.21%)      23.66%       20.78%
====================================================================================================================================
Ratios/supplemental data:
  Net assets, end of
   period (000's
   omitted)                 $820,272    $640,917     $560,193     $335,660     $270,095     $216,457     $228,190     $176,000
  Ratio of expenses
   to average net
   assets                       0.83%**     0.84%        0.81%        0.68%        0.67%        0.69%        0.70%        0.69%
  Ratio of net
   investment income
   to average net
   assets                       1.00%**     1.15%        1.89%        1.94%        2.96%        3.51%        4.01%        2.82%
  Portfolio
   turnover                       29%         54%          46%          64%          57%          47%          47%          58%
====================================================================================================================================

 * Excludes effect of sales load.
** Annualized


                                  Year Ended December 31,
                            ----------------------------------------------------
                              1987         1986        1985
--------------------------------------------------------------------------------
Net asset value,
  beginning of
  period                    $  20.74     $  21.20     $  18.17
--------------------------------------------------------------------------------
Income from investment operations
  Net investment
   income                       0.47         0.35         0.44
  Net realized and
   unrealized gain/
   (loss) on
   investments                  0.20         3.33         5.12
--------------------------------------------------------------------------------
  Net increase/
   (decrease) from
   investment
   operations                   0.67         3.68         5.56
--------------------------------------------------------------------------------
Distributions to shareholders
  Dividends from net
   investment income           (0.60)       (0.33)       (0.49)
--------------------------------------------------------------------------------
  Distributions from
   net realized gain
   on investments              (2.18)       (3.81)       (2.04)
--------------------------------------------------------------------------------
  Total distributions          (2.78)       (4.14)       (2.53)
--------------------------------------------------------------------------------
Net asset value,
 end of period              $  18.63     $  20.74     $  21.20
--------------------------------------------------------------------------------

Total return*                   2.95%       18.38%       32.98%
================================================================================
Ratios/supplemental data:
  Net assets, end of
   period (000's
   omitted)                 $157,045     $136,243     $ 89,617
  Ratio of expenses
   to average net
   assets                       0.68%        0.71%        0.70%
  Ratio of net
   investment income
   to average net
   assets                       2.08%        1.79%        2.48%
  Portfolio
   turnover                       50%          48%          80%
================================================================================

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[LOGO] The Guardian(R)
                                                               BULK RATE MAIL
                                                               U.S. POSTAGE PAID
      The Guardian Insurance & Annuity Company, Inc.           PERMIT NO. 45
                                                               NEWARK, NJ
      201 Park Avenue South
      New York, NY 10003


      EB-010248 6/95